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                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We have issued our report dated March 2, 2001, accompanying the consolidated financial statements of Biomune Systems, Inc. incorporated by reference in this Registration Statement on Form S-2. We hereby consent to the incorporation by reference of said reports in the Registration Statements of Biomune Systems, Inc. on Form S-2.

                                                     GRANT THORNTON LLP



Chicago, Illinois
May 11, 2001